ANCORA

SUMMARY PROSPECTUS

	CLASS C	CLASS D
ANCORA EQUITY FUND	ANQCX	ANQDX

April 30, 2012

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information, online at www.ancorafunds.com. You can also get this information at no cost by calling 1-866-626-2672 or by sending an e-mail request to compliance@ancora.net. The Fund's prospectus and statement of additional information, both dated April 30, 2012, are incorporated by reference into this Summary Prospectus.

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Investment Objective

The investment objective of Ancora Equity Fund (the “Fund”) is obtaining a high total return, a combination of income and capital appreciation in the value of its shares.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class C	Class D
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (1)	$10.00	$10.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class C	Class D
Management Fees	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.75%	0.25%
Other Expenses	0.79%	0.79%
Fees and Expenses of Acquired Funds(2)	0.20%	0.20%
Total Annual Fund Operating Expenses	2.74%	2.24%

(1)

Shareholders who request proceeds of a redemption be sent by wire transfer will be charged $10.00 for the cost of such wire.

(2)

These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This Example also assumes that your investment has a 5% annual return, maximum sales charges are applied and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Ancora Equity Fund	1 Year	3 Years	5 Years	10 Years
Class C Shares	$276	$847	$1,445	$3,061
Class D Shares	$227	$700	$1,200	$2,575

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64.54% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in publicly traded equity securities (such as common stock, preferred stock and securities convertible into common or preferred stock).  Under normal circumstances, at least 80% of the assets of the Fund will be invested in equity securities.

The Fund intends to invest primarily in companies that are leaders in their industries or have products and services that are dominant in the marketplace.  Under normal circumstances, at least 80% of the assets of the Fund will be invested in equity securities of companies that have market capitalizations of $500 million or more.  Subject to this requirement, the Fund will invest in small, mid and large cap companies.  However, in determining whether a company is a leader in its industry or has products or service that are dominant in the marketplace, the Fund will not focus exclusively on market capitalization, but will consider other factors such as market share and whether a company has developed products or services that are unique and generally accepted in their markets.

When the Advisor believes that market conditions warrant a defensive posture, the Fund may invest, for an extended period, up to 100% of its assets in cash or cash equivalents, high-quality, short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Risks

Volatility.  The value of securities in the Fund’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations.  Consequently, the Fund’s share price may decline and investors could lose their money.

Large Companies.  Significant investment in large companies creates various risks for the Fund.  For instance, larger, more established companies tend to operate in mature markets, which often are very competitive.  Larger companies also do not tend to respond quickly to competitive changes caused by technology or consumer preferences.

Small and Mid-Size Companies.  To the extent that the Fund invests in mid cap and small cap stocks, it takes on additional risks. For instance, small cap and mid cap stocks tend to be less liquid and more volatile than large cap stocks.  Smaller companies tend to be unseasoned issuers with new products and less experienced management.

Annual Total Return

The bar chart and table provide some indication of the risks of an investment in the Fund by showing its performance from year to year and how Fund returns compare to a broad measure of market performance.  Past performance (before and after taxes) does not indicate how the Fund will perform in the future.  Updated performance information with respect to the Fund is available at www.ancorafunds.com.

Total Returns as of 12/31 For Class D Shares

During the period shown in the bar chart, the highest return for a quarter was 22.73% (quarter ended June 30, 2009) and the lowest return for a quarter was –21.1% (quarter ended December 31, 2008).  Total return for the Class D Shares for the year to date through March 31, 2012 was 14.00%.

Average Annual Total Returns (for the period ended December 31, 2011)

After-tax returns assume the highest historical federal marginal income and capital gains tax rates and do not reflect the effect of state and local taxes.  The after tax returns included in the table are only for Class D Shares.  After tax returns for Class C Shares will vary from those for Class D Shares.  After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

	1 Year	5 Years	Life of Fund*
Class D Shares
Return Before Taxes	-7.49%	-0.93%	2.81%
Return After Taxes on Distributions	-7.49%	-1.61%	2.17%
Return After Taxes on Distributions and Sale of Fund Shares	-4.87%	-0.99%	2.23%
Class C Shares
Return Before Taxes	-7.97%	-1.43%	2.27%
S&P 500 Index	2.11%	-0.26%	3.66%

*From January 5, 2004 (inception of operations)

Investment Advisor

Ancora Advisors LLC

Portfolio Manager

Richard A. Barone, Chairman of the Fund and Manager of Ancora Advisors LLC, has managed the Fund since 2004.

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class C: $20,000* Class D: $1,000,000** Minimum Additional Investment Both Classes: $1,000

* An IRA may open an account for the purchase of Class C shares with an initial minimum investment of $5,000.

** The minimum initial investment for Class D shares does not apply to purchases by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their fiduciary accounts, i.e., accounts that are charged asset-based management fees, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, or (3) directors or employees of the Funds or of the Advisor or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals.

In general, you may purchase or redeem Class C or Class D shares by mail at Ancora Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by telephone at 1-866-626-2672.  Shares may generally be purchased by check or wire.  You may receive redemption proceeds by check or, upon request, by wire transfer.  You generally buy and redeem shares at the Fund’s next-determined net asset value (“NAV”) after Ancora Funds receives your request in good order.  NAVs are determined only on days when the NYSE is open for regular trading. Minimum investment requirements may be waived in the sole discretion of the Fund.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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